United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 3, 2021

Date of Report (Date of earliest event reported)

AGBA Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1108, 11th Floor, Block B New Mandarin Plaza, 14 Science Museum Road Tsimshatsui East, Kowloon Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 6872 0258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	AGBAU	The Nasdaq Stock Market LLC
Ordinary Shares	AGBA	The Nasdaq Stock Market LLC
Warrants	AGBAW	The Nasdaq Stock Market LLC
Rights	AGBAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

Business Combination Agreement

On November 3, 2021, AGBA Acquisition Limited, a special purpose acquisition company (“AGBA” or the “Acquiror”), entered into a business combination agreement (the “Business Combination Agreement”) with TAG Holdings Limited (“TAG”) and certain of TAG’s wholly owned subsidiaries – OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”), TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub)”, and OnePlatform International Limited (“HKSub”). OPH through its wholly-owned subsidiaries, is engaged in business-to-business (or B2B) services, while Fintech through its wholly-owned subsidiaries, is engaged in the financial technology or fintech business. B2BSub is a wholly-owned subsidiary of B2B, and HKSub is a wholly owned subsidiary of B2BSub. In the Business Combination Agreement, B2B, B2BSub, HKSub, OPH, Fintech, together with their respective subsidiaries are referred to as the “Group Parties”.

Pursuant to the Business Combination Agreement, OPH will first become a subsidiary of B2B through a merger with HKSub, with OPH as the surviving entity (the “OPH Merger”). Subsequently, (i) a to-be-formed, wholly-owned subsidiary of AGBA (“Merger Sub I”) will merge with and into B2B; and another to-be-formed, wholly-owned subsidiary of AGBA (“Merger Sub II”) will merge with and into Fintech (together with (i), the “Acquisition Merger”. In consideration of the Acquisition Merger, AGBA will issue 55,500,000 ordinary shares with a deemed price per share US$10.00 (“Aggregate Stock Consideration”) as directed by TAG, in its capacity as sole shareholder of B2B and Fintech.

At the closing of the Acquisition Merger, AGBA will deliver to such persons as directed by TAG, in its capacity as the sole shareholder of B2B and Fintech, subject to compliance with applicable law, the Aggregate Stock Consideration less three percent (3%) of the Aggregate Stock Consideration (the “Holdback Shares”). Subject to the provisions of the Business Combination Agreement, AGBA will release the Holdback Shares at the end of six (6) months following the closing of the Acquisition Merger, which may be extended for an additional three-month period (the “Survival Period”), provided that the AGBA will be entitled to retain some or all of the Holdback Shares to satisfy certain indemnification claims during the Survival Period.

Representations and Warranties

In the Business Combination Agreement, B2B, B2BSub, HKSub, OPH, Fintech, together with their respective subsidiaries are referred to as “the Group Parties”. TAG, in its capacity as sole shareholder of B2B and Fintech, makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Business Combination Agreement) relating to, among other things: (a) proper corporate existence and power of each of the Group Parties and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Business Combination Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the agreement and additional agreements thereto; (d) absence of conflicts; (e) capital structure of the Group Parties; (f) accuracy of charter documents and corporate records of the Group Parties; (g) accuracy of the list of all assumed or “doing business as” names used by the Group Parties; (h) accuracy of the list of each subsidiary of OPH and Fintech; (i) required consents and approvals; (j) financial information; (k) absence of certain changes or events; (l) title to assets and properties; (m) material litigation; (n) material contracts; (o) licenses and permits; (p) compliance with laws; (q) ownership of intellectual property; (r) employees; (s) employment matters; (t) withholding of obligations of the Group Parties applicable to its employees; (u) real property; (v) bank, brokerage and similar accounts of the Group Parties; (w) tax matters; (x) environmental matters; (y) finders’ fees; (z) powers of attorneys and suretyships; (aa) directors; (bb) certain business practices and no unlawful payment; (cc) compliance with anti-money laundering laws; (dd) none of the Group Parties is an investment company; and (ee) other customary representations and warranties.

In the Business Combination Agreement, Acquiror makes certain representations and warranties relating to, among other things: (a) proper corporate existence and power; (b) authorization, execution, delivery and enforceability of the Business Combination Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the agreement and additional agreements thereto; (d) absence of conflicts; (e) finders’ fees; (f) issuance of Aggregate Stock Consideration; (g) capital structure; (h) information supplied; (i) litigation affecting the Aggregate Stock Consideration; (j) minimum trust fund amount; (k) validity of Nasdaq Stock Market listing; (l) no market manipulation; (m) compliance with Sarbanes-Oxley Act; (n) Acquiror is not an investment company; (o) board approval; (p) SEC filing requirements and financial statements; (q) compliance with laws, including those relating to Foreign Corrupt Practices Act; (r) compliance with money laundering laws; (s) litigation and claims; and (t) other customary representations and warranties.

Conduct Prior to Closing; Covenants Pending Closing

Each Group Party and Acquiror has agreed to operate their respective business in the ordinary course, consistent with past practices, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

The Business Combination Agreement also contains covenants providing for, among other things:

●	Parties providing access to their books and records and providing information relating to their respective business to the other party, its legal counsel and other representatives;

●	Each party promptly notifying the other parties of certain events;

●	SEC filings and cooperation in making certain filings with the SEC;

●	OPH and Fintech delivering their respective financial statements;

●	Group Parties procuring that OPH and HKSub consummate the OPH Merger; and

●	Disbursement of funds in the trust account.

Covenants

The Group Parties make covenants relating to, among other things: (a) reporting of taxes and compliance with laws; and (b) commercially reasonable efforts to obtain each third party consent; (c) annual and interim financial statements; and (d) continued employment of certain key employees.

Each party further makes covenants relating to, among other things: (a) using reasonable best efforts to consummate and implement the transaction and to cause the post-combination company to receive at least $35.0 million in a private placement or other financing to be consummated simultaneously with the closing of the Business Combination the “PIPE Investment”); (b) tax matters; (c) settlement and reimbursement of expenses; (d) compliance with SPAC agreements; (e) that Acquiror shall prepare with the assistance, cooperation of the Group Parties, and file with the SEC a registration statement; and (f) confidentiality.

General Conditions to Closing

Consummation of the Business Combination Agreement and the transactions herein is conditioned on, among other things, (i) no provisions of any applicable law and no order prohibiting or preventing the consummation of the closing; (ii) there not being any action brought by a third party that is not an affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the closing; (iii) the Business Combination Agreement, each of the additional agreement as described in the Business Combination Agreement and the transactions contemplated thereby, having been duly authorized and approved by the shareholders of Acquiror; and (iv) the SEC having declared the registration statement effective, and no stop order suspending the effectiveness of the registration statement or any part thereof having been issued; and (v) OPH Merger shall have been consummated and legally effective under Hong Kong laws.

Group Parties and TAG’s Conditions to Closing

The obligations of Group Parties and TAG to consummate the transactions contemplated by the Business Combination Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	Acquiror complying with all of their obligations under the Business Combination Agreement in all material respects;

●	the representations and warranties of Acquiror being true on and as of the date of the Business Combination Agreement and closing date of the transactions except as would not be expected to have a material adverse effective;

●	Acquiror complying with the reporting requirements under the applicable Securities Act and Exchange Act;

●	there having been no material adverse effect to Acquiror; and

●	the post-combination company will have at least $35.0 million, net of expenses and liabilities, in immediately available cash, comprised of (i) amounts not redeemed from Acquiror’s trust account, and (ii) amounts raised in the PIPE Investment.

Acquiror’s Conditions to Closing

The obligations of Acquiror to consummate the transactions contemplated by the Business Combination Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	The Group Parties complying, and causing the Group Parties to comply with all of the obligations under the Business Combination Agreement in all material respects;

●	the representations and warranties of B2B and Fintech being true on and as of the date of the Business Combination Agreement and closing date of the transactions except would not be expected to have a material adverse effective;

●	there having been no material adverse effect to the Group Parties;

●	certain key personnel having executed employment agreements in a form acceptable to Acquiror; and

●	the Acquiror receiving legal opinions from B2B’s Hong Kong and British Virgin Islands counsels and from Fintech’s British Virgin Islands counsel.

Termination

The Business Combination Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to the stockholders, by:

●	mutual written consent of the Acquiror, the Group Parties and TAG;

●	the Acquiror on the one hand, or TAG, B2B and/or Fintech on the other hand, if the closing has not occurred by December 31, 2021, provided that no material breach of the Business Combination Agreement by the party seeking to terminate the Business Combination Agreement shall have occurred or have been made;

●	the Acquiror, if either Group Party has materially breached any representation, warranty, agreement or covenant contained in the Business Combination Agreement, or that there is legal restraint enjoining or otherwise prohibiting the Business Combination, and such breach cannot be, as reasonably believed by Acquiror, resolved within ninety (90) days following the receipt by the Group Parties of a notice describing such legal restraint; or

●	TAG, B2B and/or Fintech, if the Acquiror has materially breached any representation, warranty, agreement or covenant contained in the Business Combination Agreement and such breach has not been cured within thirty (30) days following the receipt by the Acquiror of a notice describing such breach.

Additional Agreements to be Executed at Closing

The Business Combination Agreement provides that, upon consummation of the Transactions, Acquiror will enter into employment agreements with each of (i) Mr. Ng Wing Fai, President of TAG and (ii) Mr. Shu Pei Shu, Director of TAG, providing each respective individual’s compensation and benefits that are not less favorable than that to which each respective individual was entitled immediately prior to the consummation of the Business Combination. Unless otherwise agreed by the Acquiror and Group Parties in writing, form of the employment agreements will be agreed between the parties not later than 60 days after the signing of the Business Combination Agreement.

In connection with the closing of the Business Combination, each holder who holds one percent (1%) or more of the Aggregate Stock Consideration (less the Holdback Shares) will enter into a lock-up agreement with Acquiror with a lock-up period of not less than 180 days from the first business day after the closing of the Acquisition Merger. Unless otherwise agreed by the Acquiror and Group Parties in writing, form of the lock-up agreement will be agreed between the parties not later than 60 days after the signing of the Business Combination Agreement.

Item 7.01 Regulation FD Disclosure.

On November 4, 2021, AGBA issued a press release announcing entry into the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing Exhibit 99.1 and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Acquiror, OPH, Fintech and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Acquiror and Group Parties to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Group Parties or Acquiror; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Acquiror’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Group Parties and Acquiror to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; and (viii) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Acquiror’s proxy statement that will be filed with the SEC by the Acquiror in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Acquiror and the Group Parties undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, AGBA will file relevant materials with the SEC, including a proxy statement. The proxy statement and a proxy card will be mailed to stockholders of Acquiror as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the proxy statement without charge from Acquiror. The proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Acquiror at Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong. INVESTORS AND SECURITY HOLDERS OF ACQUIROR ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT ACQUIROR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACQUIROR, GROUP PARTIES AND THE TRANSACTIONS.

Participants in Solicitation

AGBA, TAG, Group Parties and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of AGBA Ordinary Shares in respect of the proposed transaction. Information about AGBA’s directors and executive officers and their ownership of AGBA Ordinary Shares is set forth in AGBA’s Annual Report on Form 10-K filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement dated as of November 3, 2021
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2021

AGBA ACQUISITION LIMITED

By:	/s/ Gordon Lee
Name:	Gordon Lee
Title:	Chief Executive Officer